                                AUDITORS' REPORT

To Nestle Canada Inc.

    We have audited the balance sheets of the Laura Secord Retail Business as at December 31, 1997 and 1998 and the statements of operations and of cash flows for the years then ended. These financial statements are the responsibility of the management of Nestle Canada Inc. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with Canadian generally accepted auditing standards. Those standards require that we plan and perform an audit to obtain reasonable assurance whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.

    In our opinion, these financial statements present fairly, in all material respects, the financial position of the Laura Secord Retail Business as at December 31, 1997 and 1998 and the results of its operations and its cash flows for the years then ended, in accordance with generally accepted accounting principles in the United States.

Deloitte & Touche LLP
Chartered Accountants

Toronto, Ontario
May 14, 1999

                        THE LAURA SECORD RETAIL BUSINESS

                                 BALANCE SHEETS

                           DECEMBER 31, 1997 AND 1998
                       (IN THOUSANDS OF CANADIAN DOLLARS)

                                                                                                1997       1998
                                                                                              ---------  ---------
ASSETS
CURRENT
  Store cash floats.........................................................................  $      81  $      76
  Inventories (Note 3)......................................................................      4,415      2,578
  Prepaid expenses..........................................................................        790        637
                                                                                              ---------  ---------
TOTAL CURRENT ASSETS........................................................................      5,286      3,291

ACCRUED LIABILITIES (Note 4)................................................................      1,151        468
                                                                                              ---------  ---------
WORKING CAPITAL.............................................................................      4,135      2,823

INVESTMENT IN JOINT VENTURE (Note 5)........................................................      2,746      2,640

PROPERTY, PLANT AND EQUIPMENT (Note 6)......................................................     11,289      9,206
                                                                                              ---------  ---------
NET ASSETS..................................................................................  $  18,170  $  14,669
                                                                                              ---------  ---------
                                                                                              ---------  ---------

                        THE LAURA SECORD RETAIL BUSINESS

                            STATEMENTS OF OPERATIONS

                     YEARS ENDED DECEMBER 31, 1997 AND 1998
                       (IN THOUSANDS OF CANADIAN DOLLARS)

                                                                                                1997       1998
                                                                                              ---------  ---------
NET SALES...................................................................................  $  79,759  $  78,803
                                                                                              ---------  ---------
COST OF SALES, excluding depreciation.......................................................     40,525     38,086

SELLING, GENERAL AND ADMINISTRATIVE EXPENSES, excluding depreciation and amortization.......     35,538     35,334

DEPRECIATION AND AMORTIZATION...............................................................      2,049      2,787

SHARE OF JOINT VENTURE LOSS (Note 5)........................................................        707        453
                                                                                              ---------  ---------
                                                                                                 78,819     76,660
                                                                                              ---------  ---------
OPERATING INCOME............................................................................        940      2,143

INTEREST EXPENSE............................................................................        430        864
                                                                                              ---------  ---------
INCOME BEFORE INCOME TAXES..................................................................        510      1,279

PROVISION FOR INCOME TAXES..................................................................        272        607
                                                                                              ---------  ---------
NET INCOME..................................................................................  $     238  $     672
                                                                                              ---------  ---------
                                                                                              ---------  ---------

                        THE LAURA SECORD RETAIL BUSINESS

                            STATEMENTS OF CASH FLOWS

                     YEARS ENDED DECEMBER 31, 1997 AND 1998
                       (IN THOUSANDS OF CANADIAN DOLLARS)

                                                                                                 1997       1998
                                                                                               ---------  ---------
OPERATING ACTIVITIES
  Net income.................................................................................  $     238  $     672
  Adjustments to reconcile net income to cash provided by operating activities
    Depreciation and amortization............................................................      2,049      2,787
    Loss on disposal of property, plant and equipment........................................          6        678
    Share of joint venture loss..............................................................        707        453
                                                                                               ---------  ---------
                                                                                                   3,000      4,590
  Changes in operating assets and liabilities
    Accounts receivable......................................................................       (221)       189
    Inventories..............................................................................     (3,300)     5,361
    Prepaid expenses.........................................................................       (562)       154
    Accounts payable and accrued liabilities.................................................        571     (1,608)
    Due to related parties...................................................................      1,395      1,386
                                                                                               ---------  ---------
CASH PROVIDED BY OPERATING ACTIVITIES........................................................        883     10,072
                                                                                               ---------  ---------

INVESTING ACTIVITIES
  Purchase of property, plant and equipment..................................................     (5,558)    (1,382)
  Received from (contributed to) joint venture...............................................       (916)       885
                                                                                               ---------  ---------
CASH USED IN INVESTING ACTIVITIES............................................................     (6,474)      (497)
                                                                                               ---------  ---------

FINANCING ACTIVITY
  Advanced from (repaid to) Nestle Canada....................................................       (803)     7,363
                                                                                               ---------  ---------
NET (DECREASE) INCREASE IN CASH..............................................................  $  (6,394) $  16,938
                                                                                               ---------  ---------
                                                                                               ---------  ---------

                        THE LAURA SECORD RETAIL BUSINESS

                       NOTES TO THE FINANCIAL STATEMENTS

                           DECEMBER 31, 1997 AND 1998
                       (IN THOUSANDS OF CANADIAN DOLLARS)

1.  DESCRIPTION OF BUSINESS AND BASIS OF PRESENTATION

    Nestle Canada Inc. ("Nestle Canada") is proposing to sell its Laura Secord Retail Business (the "Business"). The Business is a retailer and distributor of chocolates, greeting cards, ice cream and other items primarily through 178 (1997--187) business-operated stores of which 18 (1997--16) stores, the "Combo" stores, are in a joint venture between Nestle Canada and Hallmark Cards.

    The Business comprises the following operations:

    - The Laura Secord stores operated by Laura Secord Inc. (a wholly-owned subsidiary of Nestle Canada);

    - A 50% interest in the "Combo" stores;

    - Sales by Laura Secord Inc. to distributors and retailers; and

    - Sales by Nestle Canada to the "Combo" stores.

    These financial statements have been prepared on the basis that the Business has operated as a stand-alone entity.

    The balance sheets include only those assets and liabilities which are intended to be included in the sale. Accordingly, the following assets and liabilities of Laura Secord Inc. have not been included in these financial statements:

    - Cash and bank balances, except for store cash floats;

    - Accounts receivable;

    - Inter-company balances;

    - Inventory at the Nestle Canada warehouse;

    - Accounts payable;

    - Income tax balances.

    The statements of operations and cash flows are complete portrayals of the results of the Business and are not integrated with the balance sheets, as the balance sheets include only specified assets and liabilities.

    Trademarks relating to the Business, while being transferred as part of this transaction, are not included in these financial statements as they are not owned by Nestle Canada or Laura Secord Inc. but by a foreign affiliate.

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    While Nestle Canada maintains its accounting records and prepares its financial statements in accordance with International Accounting Standards, appropriate adjustments have been made in order to state the accompanying financial statements in accordance with generally accepted accounting principles in the United States.

                        THE LAURA SECORD RETAIL BUSINESS

                           DECEMBER 31, 1997 AND 1998
                       (IN THOUSANDS OF CANADIAN DOLLARS)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    The significant accounting policies followed in the presentation of these financial statements are as follows:

    REVENUE RECOGNITION

    Net sales are recognized when products are sold at Laura Secord stores or, in the case of trade customers, when products are shipped.

    INVENTORIES

    Product held for sale is stated at the lower of cost (on a first-in, first-out basis) and net realizable value. Shop supplies and sundries are stated at the lower of average cost and replacement cost.

    PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment are stated at cost less depreciation and amortization. Depreciation and amortization is recorded on the straight-line basis over the estimated useful lives of the assets as follows:

Store equipment         --5 to 15 years
Leasehold improvements  --the term of the lease plus the first renewal term (generally ten years)
Computer hardware       --5 years
Operating software      --3 years

    Store premises are leased under agreements which are accounted for as operating leases.

    PREPAID EXPENSES

    Packaging design costs are written off over two or three years, depending on the expected life of the packaging. The deferred costs are included in prepaid expenses.

    JOINT VENTURE

    A number of shops (referred to as "Combo" Shops) are operated as a 50/50 joint venture with Hallmark Canada, with both parties contributing the financing and sharing equally in profits and losses. This joint venture has been accounted for on the equity basis.

    INCOME TAXES

    The provision for income taxes has been calculated as if the business was a self-standing entity, following the principles of tax allocation using the liability method.

                        THE LAURA SECORD RETAIL BUSINESS

                           DECEMBER 31, 1997 AND 1998
                       (IN THOUSANDS OF CANADIAN DOLLARS)

2.  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)
    USE OF ESTIMATES

    The preparation of financial statements in accordance with generally accounting principles requires management to make estimates and assumptions that affect the amounts recorded in the financial statements. Actual results may differ from these estimates.

3.  INVENTORIES

    Inventories are comprised of the following:

                                                                             1997         1998
                                                                          -----------  -----------
Product held for sale...................................................   $   3,664    $   2,051
Shop supplies and sundries..............................................         751          527
                                                                          -----------  -----------
                                                                           $   4,415    $   2,578
                                                                          -----------  -----------
                                                                          -----------  -----------

4.  ACCRUED LIABILITIES

    Included in accrued liabilities are the following:

                                                                             1997         1998
                                                                          -----------  -----------
Accrued wages...........................................................   $     496    $      --
Percentage rent.........................................................         220          249

5.  INVESTMENT IN JOINT VENTURE

    The business has a 50% interest in a joint venture which operates 18 retail stores (1997--16). Financial information for the joint venture as at December 31, 1997 and 1998, and for the years then ended, on the same basis as outlined in Note 1 with respect to the Business, is as follows:

                                                                             1997        1998
                                                                          -----------  ---------
Store cash floats.......................................................   $       8   $      10
Inventories.............................................................       2,279       2,530
Prepaid expenses........................................................          73          28
                                                                          -----------  ---------
Total current assets....................................................       2,360       2,568
Accrued liabilities.....................................................          90          19
                                                                          -----------  ---------
Working capital.........................................................       2,270       2,549
Property, plant and equipment...........................................       3,118       2,628
                                                                          -----------  ---------
Net assets..............................................................       5,388       5,177
                                                                          -----------  ---------

50% share of net assets.................................................       2,694       2,588
Additional contribution.................................................          52          52
                                                                          -----------  ---------
Investment in joint venture.............................................   $   2,746   $   2,640
                                                                          -----------  ---------
                                                                          -----------  ---------

                        THE LAURA SECORD RETAIL BUSINESS

                           DECEMBER 31, 1997 AND 1998
                       (IN THOUSANDS OF CANADIAN DOLLARS)

5.  INVESTMENT IN JOINT VENTURE (CONTINUED)

                                                                             1997        1998
                                                                          -----------  ---------
Net sales...............................................................   $   7,737   $  11,660
                                                                          -----------  ---------
Cost of sales, excluding depreciation...................................       4,998       6,964
Selling, general and administrative expenses, excluding depreciation and
  amortization..........................................................       3,842       5,228
Depreciation and amortization...........................................         242         326
                                                                          -----------  ---------
                                                                               9,082      12,518
                                                                          -----------  ---------

Operating loss..........................................................       1,345         858
Interest expense........................................................          69          48
                                                                          -----------  ---------
Joint venture loss......................................................   $   1,414   $     906
                                                                          -----------  ---------
                                                                          -----------  ---------
50% Share of loss.......................................................   $     707   $     453
                                                                          -----------  ---------
                                                                          -----------  ---------

    Related party charges to the joint venture are as follows:

                                                                             1997         1998
                                                                          -----------  -----------
Trademark royalties.....................................................   $      70    $       0
Purchases of inventory from Nestle Canada...............................       2,032        2,740
Purchases of inventory from Hallmark Canada.............................       2,063        2,883
Interest on financing from Nestle Canada................................          29           46
Management fee from Laura Secord Inc....................................         464          466

6.  PROPERTY, PLANT AND EQUIPMENT

    Property, plant and equipment are comprised of the following:

                                                                            1997
                                                            ------------------------------------
                                                                       ACCUMULATED    NET BOOK
                                                              COST     DEPRECIATION     VALUE
                                                            ---------  ------------  -----------
Leasehold improvements....................................  $  16,985   $   10,724    $   6,261
Store equipment...........................................      8,131        7,044        1,087
Computer equipment........................................      4,567          626        3,941
                                                            ---------  ------------  -----------
                                                            $  29,683   $   18,394    $  11,289
                                                            ---------  ------------  -----------
                                                            ---------  ------------  -----------

                        THE LAURA SECORD RETAIL BUSINESS

                           DECEMBER 31, 1997 AND 1998
                       (IN THOUSANDS OF CANADIAN DOLLARS)

6.  PROPERTY, PLANT AND EQUIPMENT (CONTINUED)

                                                                            1998
                                                            ------------------------------------
                                                                       ACCUMULATED    NET BOOK
                                                              COST     DEPRECIATION     VALUE
                                                            ---------  ------------  -----------
Leasehold improvements....................................  $  16,632   $   11,124    $   5,508
Store equipment...........................................      7,962        7,178          784
Computer equipment........................................      5,052        2,138        2,914
                                                            ---------  ------------  -----------
                                                            $  29,646   $   20,440    $   9,206
                                                            ---------  ------------  -----------
                                                            ---------  ------------  -----------

7.  INCOME TAXES

    The provision for income taxes consists of the following:

                                                                             1997         1998
                                                                          -----------  -----------
Current
  Federal...............................................................   $     157    $     382
  Provincial............................................................         115          225
                                                                               -----        -----
                                                                           $     272    $     607
                                                                               -----        -----
                                                                               -----        -----

    The following table reconciles the provision for income taxes to the amount derived by applying the Canadian federal income tax rate to income before income taxes.

                                                                             1997         1998
                                                                          -----------  -----------
Federal tax at statutory rate...........................................   $     148    $     372
  Increase resulting from:
    Provincial income taxes.............................................         111          221
    Permanent differences...............................................          13           14
                                                                               -----        -----
                                                                           $     272    $     607
                                                                               -----        -----
                                                                               -----        -----

8.  BENEFIT PLANS

    The Business provides pension benefits for its head office employees and store managers as part of the Nestle Canada contributory defined benefit pension plan (the "Plan") for salaried employees. Benefits are based on length of service and rates of compensation. Employees of the Business represent approximately 3% of the assets and obligations of the Plan. The market value of the Plan assets exceeded the actuarial present value of the accumulated benefit obligation by approximately 17% at December 31, 1998.

                        THE LAURA SECORD RETAIL BUSINESS

                           DECEMBER 31, 1997 AND 1998
                       (IN THOUSANDS OF CANADIAN DOLLARS)

8.  BENEFIT PLANS (CONTINUED)
    Pension cost (credit) of the Business, based on a 3% allocation of Plan costs, comprises the following:

                                                                             1997         1998
                                                                          -----------  -----------
Service cost............................................................   $      69    $      73
Interest cost...........................................................         280          288
Return on plan assets...................................................        (314)        (331)
Other...................................................................         (13)         (51)
                                                                               -----        -----
                                                                           $      22    $     (21)
                                                                               -----        -----
                                                                               -----        -----

    The significant actuarial assumptions used in valuing the Plan obligations were:

                                                                             1997         1998
                                                                          -----------  -----------
Rate of return on assets................................................       8.25%        8.25%
Discount rate...........................................................       8.25%        8.25%
Rate of compensation increase...........................................       5.25%        5.25%

9.  LEASE COMMITMENTS

    The Laura Secord retail operations are conducted from leased premises under operating leases which are generally for a five-year term with renewal options. Under some of the agreements additional rent is payable based on sales levels.

    The remaining minimum undiscounted rental obligation under these agreements is $32,677 and $6,695 for the "Combo" stores, falling due as follows:

                                                              LAURA SECORD    "COMBO" STORES
                                                                 STORES            100%
                                                             ---------------  ---------------
1999.......................................................     $   8,015        $   1,587
2000.......................................................         6,616            1,385
2001.......................................................         5,258            1,122
2002.......................................................         4,246              649
2003.......................................................         3,228              593
Thereafter.................................................         5,314            1,359

    Rental expense was as follows:

                                                                             1997         1998
                                                                          -----------  -----------
Minimum rent............................................................   $   6,860    $   6,728
Rent based on percentage of sales.......................................         266          240
                                                                          -----------  -----------
                                                                           $   7,126    $   6,968
                                                                          -----------  -----------
                                                                          -----------  -----------

                        THE LAURA SECORD RETAIL BUSINESS

                           DECEMBER 31, 1997 AND 1998
                       (IN THOUSANDS OF CANADIAN DOLLARS)

10. RELATED PARTY TRANSACTIONS

    Nestle Canada is a wholly-owned Canadian operating subsidiary in the world-wide Nestle Group. Laura Secord Inc. is a wholly-owned subsidiary of Nestle Canada.

    The following charges (credits) from related parties are included in the statements of operations:

                                                                            1997       1998
                                                                          ---------  ---------
Purchases on inventory from Nestle Canada...............................  $  29,272  $  24,054
Trademark royalties to a group company..................................      2,103      2,234
Rent to Nestle Canada for office space..................................        396        398
Central office expenses to Nestle Canada, relating primarily to human resources, data processing, quality assurance, financial services and
  compensation for the president of Laura Secord Inc....................      1,782      1,865
Interest on financing from Nestle Canada................................        461        835
Management fee charges by Laura Secord Inc. to "Combo" stores...........       (464)      (466)

    Purchases of inventory from Nestle Canada are at cost plus a mark-up of 4.17%. Central office expenses are an allocation of the costs of the respective functions.

11. YEAR 2000 ISSUE

    The Year 2000 Issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in some systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 Issue may be experienced before, on, or after January 1, 2000, and, if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect the ability of the Business to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 Issue affecting the Business, including those related to the efforts of customers, suppliers, or other third parties, will be fully resolved.